Putnam Focused Large Cap Value ETF
The fund's portfolio
11/30/23 (Unaudited)

COMMON STOCKS (95.7%)(a)
	Shares	Value
Aerospace and defense (1.7%)
Northrop Grumman Corp.	8,609	$4,090,652

		4,090,652
Air freight and logistics (1.8%)
FedEx Corp.	17,248	4,464,300

		4,464,300
Automobiles (1.6%)
General Motors Co.	116,364	3,677,102

		3,677,102
Banks (4.9%)
Bank of America Corp.	258,585	7,884,257
Citigroup, Inc.	81,890	3,775,129

		11,659,386
Beverages (2.3%)
Coca-Cola Co. (The)	94,948	5,548,761

		5,548,761
Biotechnology (3.0%)
Regeneron Pharmaceuticals, Inc.(NON)	8,609	7,092,180

		7,092,180
Building products (2.1%)
Johnson Controls International PLC	94,826	5,006,813

		5,006,813
Capital markets (4.4%)
Charles Schwab Corp. (The)	73,255	4,491,997
Goldman Sachs Group, Inc. (The)	17,250	5,891,565

		10,383,562
Chemicals (2.4%)
Corteva, Inc.	56,022	2,532,194
Eastman Chemical Co.	38,782	3,251,095

		5,783,289
Consumer staples distribution and retail (3.6%)
BJ's Wholesale Club Holdings, Inc.(NON)	60,338	3,896,628
Walmart, Inc.	30,168	4,696,856

		8,593,484
Containers and packaging (1.4%)
Ball Corp.	60,337	3,336,033

		3,336,033
Electric utilities (5.9%)
Constellation Energy Corp.	34,483	4,173,822
Exelon Corp.	116,364	4,481,178
NRG Energy, Inc.	112,127	5,364,156

		14,019,156
Financial services (3.2%)
Apollo Global Management, Inc.	81,891	7,533,972

		7,533,972
Ground transportation (2.0%)
Union Pacific Corp.	21,559	4,856,596

		4,856,596
Health care providers and services (5.0%)
Cigna Group (The)	21,559	5,667,430
McKesson Corp.	12,917	6,078,224

		11,745,654
Hotels, restaurants, and leisure (2.4%)
Hilton Worldwide Holdings, Inc.	34,483	5,776,592

		5,776,592
Household durables (2.7%)
PulteGroup, Inc.	73,377	6,487,994

		6,487,994
Household products (2.2%)
Procter & Gamble Co. (The)	34,522	5,299,817

		5,299,817
Insurance (4.6%)
American International Group, Inc.	142,261	9,362,196
Assured Guaranty, Ltd.	23,603	1,602,880

		10,965,076
Interactive media and services (1.1%)
Meta Platforms, Inc. Class A(NON)	7,859	2,571,072

		2,571,072
Life sciences tools and services (1.8%)
Thermo Fisher Scientific, Inc.	8,609	4,267,998

		4,267,998
Media (1.5%)
Charter Communications, Inc. Class A(NON)	8,608	3,444,319

		3,444,319
Metals and mining (2.2%)
Freeport-McMoRan, Inc. (Indonesia)	142,224	5,307,800

		5,307,800
Oil, gas, and consumable fuels (8.1%)
ConocoPhillips	64,656	7,472,294
Exxon Mobil Corp.	77,577	7,970,261
Valero Energy Corp.	30,168	3,781,860

		19,224,415
Passenger airlines (0.8%)
Southwest Airlines Co.	73,258	1,873,207

		1,873,207
Pharmaceuticals (2.4%)
Sanofi ADR (France)	120,670	5,641,323

		5,641,323
Semiconductors and semiconductor equipment (3.9%)
NXP Semiconductors NV	25,856	5,276,692
Qualcomm, Inc.	30,168	3,893,180

		9,169,872
Software (6.6%)
Microsoft Corp.	17,250	6,536,198
Oracle Corp.	77,578	9,015,339

		15,551,537
Specialized REITs (3.4%)
American Tower Corp.(R)	8,609	1,797,387
Gaming and Leisure Properties, Inc.(R)	133,598	6,243,035

		8,040,422
Specialty retail (1.8%)
O'Reilly Automotive, Inc.(NON)	4,309	4,233,075

		4,233,075
Trading companies and distributors (3.5%)
United Rentals, Inc.	17,250	8,211,345

		8,211,345
Wireless telecommunication services (1.4%)
T-Mobile US, Inc.(NON)	21,559	3,243,552

		3,243,552

Total common stocks (cost $212,233,304)		$227,100,356

SHORT-TERM INVESTMENTS (4.1%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 5.05%(AFF)	9,637,617	$9,637,617

Total short-term investments (cost $9,637,617)		$9,637,617
TOTAL INVESTMENTS

Total investments (cost $221,870,921)		$236,737,973

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2023 through November 30, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $237,193,566.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 11/30/23
Short-term investments
	Putnam Government Money Market Fund Class P*	$8,435,273	$2,886,669	$1,684,325	$110,913	$9,637,617

	Total Short-term investments	$8,435,273	$2,886,669	$1,684,325	$110,913	$9,637,617
* Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$9,258,943	$—	$—
Consumer discretionary	20,174,763	—	—
Consumer staples	19,442,062	—	—
Energy	19,224,415	—	—
Financials	40,541,996	—	—
Health care	28,747,155	—	—
Industrials	28,502,913	—	—
Information technology	24,721,409	—	—
Materials	14,427,122	—	—
Real Estate	8,040,422	—	—
Utilities	14,019,156	—	—

Total common stocks	227,100,356	—	—
Short-term investments	9,637,617	—	—

Totals by level	$236,737,973	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com